                                             SCHEDULE 14C INFORMATION

              Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

                                                 (Amendment No.__)

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                                    (Name of Registrant As Specified In Charter)

                                               The AAL Mutual Funds

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THE AAL MUTUAL FUNDS
625 Fourth Avenue South
Minneapolis, Minnesota 55415

June 2004

Dear Shareholder:

As of May 28, 2004, T. Rowe Price Associates, Inc. began serving as the investment subadviser to The AAL Small
Cap Value Fund.

This decision continues the work underway to strengthen Thrivent's asset management program, with a primary goal of providing substantial value to shareholders through consistent, competitive performance, enhanced shareholder services and a growing business with an excellent reputation.

At Thrivent Investment Management, we realize that we can't be all things to all investors. In the case of The
AAL Small Cap Value Fund, we determined that the fund would benefit from hiring a subadviser with niche expertise to manage its assets.

After a lengthy evaluation of potential small-cap value subadvisers, the decision was made to hire T. Rowe Price to manage the fund.  T. Rowe Price has demonstrated, long-term performance and has an experienced management team supporting its small-cap value discipline.

For more details on what T. Rowe Price has to offer and why this decision was made, please review the enclosed information statement and supplement to the prospectus.

As always, our goal is to provide a range of high-quality investment choices to our shareholders.  Choosing T.
Rowe Price as a partner in managing the fund ideally complements our internally managed product line and investment philosophy.  By doing so, we provide greater choice in your asset allocation strategies.

Sincerely,

Pamela J. Moret
President

                                               INFORMATION STATEMENT

                                           The AAL Small Cap Value Fund

                                                    A series of

                                               The AAL Mutual Funds
                                              625 Fourth Avenue South
                                           Minneapolis, Minnesota 55415
                                                  1-800-847-4836

This Information Statement is being provided to notify you that T. Rowe Price Associates, Inc. ("T. Rowe Price")
has been hired as an investment subadviser for The AAL Small Cap Value Fund (the "Fund"), a series of The AAL
Mutual Funds (the "Trust"), effective May 28, 2004. This Information Statement is being mailed to shareholders of the Fund on or about June 11, 2004.

This is not a proxy  statement.  We are not  asking you for a proxy and you are  requested  not to send us a proxy.
Furthermore,  this  matter is not  subject  to a vote of  shareholders,  and we will not be  holding  a meeting  of shareholders  or  otherwise  asking  shareholders  to  vote on  this  matter.  We are  providing  this  Information
Statement solely to provide you with information about T. Rowe Price.

                                    APPOINTMENT OF NEW SUBADVISER FOR THE FUND

T. Rowe Price was hired pursuant to an exemptive order that the Trust received from the SEC on February 19,
2003.    That exemptive order permits the Board of Trustees of the Trust (the "Board") to authorize Thrivent
Investment Management Inc. ("Thrivent Investment Mgt."), which serves as the Trust's investment adviser, principal underwriter, and administrator, to enter into and amend subadvisory agreements without shareholder approval.  A fund operating under this structure is sometimes referred to as a "manager-of-managers fund".  The exemptive order requires the Trust to provide shareholders with this Information Statement in order to disclose substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

                                   Matters Considered by the Board in Approving
                              the Investment Subadvisory Agreement with T. Rowe Price

As Thrivent Investment Mgt. developed its investment strategies for the Trust, it determined that the Fund would benefit from hiring a subadviser to manage the assets of the Fund.  Thrivent Investment Mgt. evaluated potential small cap value subadvisers based on criteria that included performance, investment strategy, anticipated subadvisory fees, and other factors (including the existing favorable relationship with T. Rowe Price with respect to its subadvisory agreements for other funds sponsored by Thrivent Financial and Thrivent Investment Mgt. and
T. Rowe Price's style consistency, management continuity, and brand recognition).  Following this review, Thrivent
Investment Mgt. recommended to the Board, and at a meeting held on February 11, 2004, the Board concluded, that
T. Rowe Price should be engaged to manage the assets of the Fund.  The Board based its decision on various factors, including the investment personnel and portfolio management approach of T. Rowe Price, the historical performance of other portfolios managed by T. Rowe Price against relevant benchmarks, and the potential subadvisory fee structure.
The information reviewed by the Board included graphs and tables comparing the composite returns for the comparable small cap value portfolios managed by T. Rowe Price to the Russell 2000 Value Index and the median performance for other small cap value funds.  The performance data indicated that comparable funds managed by T. Rowe Price outperformed the Russell 2000 Value Index during four of the five previous calendar years and performed in the top
36% of comparable small cap value funds for the five-year period.

The Board  considered  the following  information  in approving T. Rowe Price as an investment  subadviser  for the
Fund:

                                          Information about T. Rowe Price

T. Rowe Price is located at 100 East Pratt Street,  Baltimore,  Maryland  21202. T. Rowe Price has over 67 years of investment management experience and managed approximately $190.0 billion as of December 31, 2003.

Information  about the principal  executive officer and each director of T. Rowe Price is provided in the following table.  The address of each person listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

---------------------------------------- -------------------------------------- --------------------------------------
Name                                     Position with T. Rowe Price            Principal Occupation
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
George A. Roche                          Director and President                 Chief Financial Officer, Chairman of
                                                                                the Board, Director and President of
                                                                                T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Edward C. Bernard                        Director                               Director of t. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
James A.C. Kennedy                       Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
William T. Reynolds                      Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
James S. Riepe                           Vice Chairman of the Board and         Vice Chairman of the Board and
                                         Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
M. David Testa                           Vice Chairman of the Board and         Vice Chairman of the Board and
                                         Director                               Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Brian C. Rogers                          Chief Investment Officer               Chief Investment Officer and
                                                                                Director of T. Rowe Price Group, Inc.
---------------------------------------- -------------------------------------- --------------------------------------

Information about other mutual funds managed by T. Rowe Price with investment objectives and strategies similar to those of the Fund is provided in the following table.

---------------------------------------------------- ------------------------------------------ ---------------------
                                                                                                     Net Assets
                                                                                                   Managed as of
              Investment Company Name                       Annual Rate of Compensation               12/31/03
---------------------------------------------------------------------------------------------------------------------

                                            T. Rowe Price Mutual Funds:
---------------------------------------------------- ------------------------------------------ ---------------------
                   T. Rowe Price                               .35% (individual fee)                $3,594,803,939
            Small-Cap Value Fund, Inc.                         .32% (group fee)
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------------------------------------------------------------------------

                              Subadvised Mutual Funds and Variable Annuity Portfolios:
---------------------------------------------------- ------------------------------------------ ---------------------
  John Hancock Variable Series Trust I: Small Cap           .60% on first $500 million;             $115,506,877
                    Value Fund                           .55% on assets over $500 million*
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
Thrivent Series Fund, Inc.: Thrivent Partner Small              .60% on all assets                  $19,773,255
                Cap Value Portfolio
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
   Manufacturers Investment Trust: Small Company            .60% on first $500 million;             $533,241,786
                    Value Trust                         .55% on assets over $500 million**
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
 MassMutual Institutional Funds: MassMutual Small           .60% on first $500 million;             $103,983,776
                Company Value Fund                       .55% on assets over $500 million
---------------------------------------------------- ------------------------------------------ ---------------------
---------------------------------------------------- ------------------------------------------ ---------------------
  Northwestern Mutual Series Fund, Inc.: T. Rowe                .60% on all assets                  $122,039,696
          Price Small Cap Value Portfolio
---------------------------------------------------- ------------------------------------------ ---------------------

*        T. Rowe Price has proposed to waive a portion of its subadvisory fees for certain registered investment companies where it serves as subadviser to John Hancock Variable Series Trust I.  The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% - 10% of the total subadvisory fees paid.
**       T. Rowe Price has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser to Manufacturers Securities Services, LLC.  The fee
         reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% - 10%
         of the total subadvisory fees paid.

T. Rowe Price has no affiliated brokers through whom trades would be executed on behalf of the Fund.

                                         The Investment Advisory Agreement

Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for the Fund under an investment advisory agreement dated November 28, 1990, and effective July 17, 2001 with respect to the Fund.  The investment advisory agreement for the Fund was last submitted to a vote of shareholders when it was approved by the initial shareholder at the time of the Fund's inception. Thrivent Investment Mgt. and its affiliates have been in the investment advisory business since 1986 and managed approximately $62.4 billion in assets as of December 31, 2003, including approximately $20.7 billion in mutual fund assets. The Trust pays
Thrivent a fee equal to 0.70% of the Fund's average daily net assets for serving as investment adviser for the
Fund.

                                         Investment Subadvisory Agreement

T. Rowe Price serves as investment subadviser pursuant to an investment subadvisory agreement (Subadvisory
Agreement") dated May 28, 2004 (a copy of which is attached as Exhibit A hereto).  Pursuant to the terms of the
Subadvisory Agreement, T. Rowe Price provides continuous investment management services to the Fund, subject to the overall supervision of the Board and Thrivent Investment Mgt.  From the 0.70% investment advisory fee which
Thrivent Investment Mgt. receives from the Fund, it pays T. Rowe Price a fee equal to 0.60% of the Fund's average daily net assets for serving as investment subadviser for the Fund.

The Subadvisory Agreement provides that T. Rowe Price will not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement, except when such services are rendered in bad faith, negligence or reckless disregard of its duties under the Agreement. T. Rowe Price will, however, indemnify and hold harmless the Fund, Thrivent Investment Mgt., the Board or shareholders from any and all claims, losses, expenses, obligations or liabilities (including reasonable attorneys fees) which arise or result from the subadviser's bad faith, negligence, willful misfeasance or reckless disregard of its duties under the Subadvisory
Agreement.

The Subadvisory Agreement provides that it will remain in effect continuously for two years following its effective date, unless terminated sooner.  Thereafter, it will continue to be renewed for successive one-year terms provided that the renewal is specifically approved at least annually by either the Board or a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons of any party to the Subadvisory Agreement.

The Trust may terminate the Subadvisory Agreement by a vote of a majority of the Independent Trustees or a majority of its outstanding voting securities at any time on 60 days' written notice to Thrivent Investment Mgt.
and T. Rowe Price.  Thrivent Investment Mgt. may terminate the Subadvisory Agreement upon 60 days' written notice to T. Rowe Price, and T. Rowe Price may terminate the Subadvisory Agreement at any time upon 60 days' written notice to Thrivent Investment Mgt.  The Subadvisory Agreement will automatically terminate without penalty in the event of its assignment as defined in the 1940 Act.

                                                SHAREHOLDER REPORT

The Trust's annual report for the fiscal year ended April 30, 2003, and its semiannual report for the fiscal period ended October 31, 2003, have been previously sent to shareholders.  You may obtain a copy of either report upon request, without charge, by writing to 625 Fourth Avenue South, Minneapolis, Minnesota 55415, or by calling
(800) 847-4836 or visiting the Web site at www.thrivent.com.

                                          RECORD OF BENEFICIAL OWNERSHIP

As of May 28, 2004,  the  trustees  and  officers  of the Trust as a group  owned  beneficially  less than 1% of the outstanding  shares of the Fund.  As of May 28, 2004,  no person,  except as set forth in the table below, was known to own beneficially or of record 5% or more of the outstanding shares of the Fund.

                                                                Thrivent Small Cap Value Fund
---------------------------------------- -------------------------------------- --------------------------------------
Shareholder                                        Number of Shares                       % of Outstanding
---------------------------------------- -------------------------------------- --------------------------------------
Class B
---------------------------------------- -------------------------------------- --------------------------------------
Thrivent Financial for Lutherans         100,669                                23.19%
c/o Fund Accounting MS 1165
625 Fourth Avenue South
Minneapolis, MN 55415
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
Class I
---------------------------------------- -------------------------------------- --------------------------------------
Mitra & Co                               412,597                                55.67%
1000 N. Water Street, FL 14
Milwaukee, WI 53202
---------------------------------------- -------------------------------------- --------------------------------------
Thrivent Financial for Lutherans         301,983                                40.75%
4321 N. Ballard Road
Appleton, WI 54913-8697
---------------------------------------- -------------------------------------- --------------------------------------

Exhibit A

                                         INVESTMENT SUBADVISORY AGREEMENT

                                                   By and Among

                                        Thrivent Investment Management Inc.
                                                        and
                                               The AAL Mutual Trusts
                                                        and
                                          T. Rowe Price Associates, Inc.

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the 1st day of June,  2004,  (the  "Effective  Date")  by and among
Thrivent Investment  Management Inc., a corporation  organized and existing under the laws of the State of Delaware
("Adviser");  The AAL Mutual  Trusts,  a  business  trust  organized  and  existing  under the laws of the State of
Massachusetts  ("Trust");  and T. Rowe Price Associates,  Inc., a corporation organized and existing under the laws of the State of Maryland ("Subadviser").

WHEREAS,  Adviser has entered into an Investment Advisory Agreement dated as of the 28th day of November,  1990, as amended  ("Advisory  Agreement"),  with the Trust,  which is engaged in business as an open-end  investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS,  the Trust is authorized to issue shares of the AAL Small Cap Value Fund  ("Fund"),  a separate  series of the Trust; and

WHEREAS,  Subadviser  is engaged  principally  in the  business  of  rendering  investment  supervisory  management services  and is  registered  as an  investment  adviser  under the  Investment  Advisers  Act of 1940,  as amended
("Advisers Act"); and

WHEREAS,  the Trust and Adviser desire to retain  Subadviser as subadviser to furnish certain  investment  advisory services to Adviser and the Fund and Subadviser is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.       Appointment.  (A) Adviser  hereby  appoints  Subadviser as its investment  subadviser  with respect to the
         Fund for the period and on the terms set forth in this Agreement,  and (B) Subadviser  hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

II       Additional  Series.  In the event that the Trust  establishes  one or more series of shares other than the
         Fund with respect to which Adviser desires to retain  Subadviser to render  investment  advisory  services hereunder,  Adviser shall so notify Subadviser in writing,  indicating the advisory fee to be payable with respect to the  additional  series of shares.  If  Subadviser  is willing to render  such  services on the terms  provided for herein,  it shall so notify  Adviser in writing,  whereupon such series shall become a
         Fund hereunder.

III.     Duties of Subadviser.

         A.       Subadviser is hereby  authorized  and directed and hereby agrees to (i) furnish  continuously  an investment  program for the Fund, and (ii) determine from time to time what investments  shall be purchased,  sold  or  exchanged  and  what  portion  of the  assets  of the  Fund  shall  be held
                  uninvested.   Subadviser   shall  perform  these  duties   subject  always  to  (1)  the  overall
                  supervision  of Adviser  and the Board of Trustees  of the Trust (the  "Board"),  (2) the Trust's
                  Declaration  of Trust and  By-laws,  as  amended  from time to time,  (3) the  stated  investment objectives,  policies  and  restrictions  of the Fund as set forth in the  Trust's  then  current
                  Registration   Statement  (as  defined  below),   (4)  any  additional   policies  or  guidelines
                  established  by  Adviser  or Board  that  have been  furnished  in  writing  to  Subadviser,  (5)
                  applicable  provisions of law, including,  without limitation,  all applicable  provisions of the
                  1940 Act and the  rules  and  regulations  thereunder,  and (6) the  provisions  of the  Internal
                  Revenue Code of 1986,  as amended (the "Code")  applicable to  "regulated  investment  companies"
                  (as  defined  in Section  851 of the Code),  as amended  from time to time.  In  accordance  with
                  Section VII,  Subadviser  shall arrange for the execution of all orders for the purchase and sale of securities  and other  investments  for the Fund's  account and will exercise full  discretion and act for the Trust in the same  manner and with the same  force and effect as the Trust  might or could do with  respect  to such  purchases,  sales,  or  other  transactions,  as well as with respect  to all other  things  necessary  or  incidental  to the  furtherance  or conduct of such purchases, sales, or other transactions.

         B.       Subadviser  shall  have no  responsibility  with  respect  to  maintaining  custody of the Fund's assets.  Subadviser shall affirm security  transactions with central  depositories and advise the custodian  of the Fund  ("Custodian")  or such  depositories  or agents as may be  designated  by
                  Custodian  and Adviser  promptly of each  purchase and sale of a portfolio  security,  specifying the name of the  issuer,  the  description  and  amount  or  number  of  shares  of the  security purchased,  the  market  price,  the  commission  and  gross or net  price,  the  trade  date and settlement date and the identity of the effecting  broker or dealer.  Subadviser  shall from time to time provide  Custodian  and Adviser  with  evidence of  authority  of its  personnel  who are authorized to give instructions to Custodian.

         C.       Unless  Adviser  advises  Subadviser in writing that the right to vote proxies has been expressly reserved  to Adviser or the Trust or  otherwise  delegated  to another  party,  Subadviser  shall exercise  voting rights  incident to any securities  held in the Fund without  consultation  with
                  Adviser or Trust,  provided that  Subadviser will follow any written  instructions  received from
                  Adviser or Trust with respect to voting as to particular  issues.  Subadviser  shall instruct the
                  Custodian to respond to all  corporate  action  matters  incident to the  securities  held in the
                  Fund  including,  without  limitation,  proofs of claim in bankruptcy  and class action cases and shelf registrations,  provided such materials,  including proxy solicitations,  have been forward to the Subadviser in a timely fashion by the Custodian.

         D.       Upon request of Adviser  and/or Trust,  Subadviser  shall provide  assistance in connection  with the  determination  of the fair value of securities in the Fund for which market  quotations  are not readily available.

         E.       In  the  performance  of  its  duties  hereunder,  Subadviser  is  and  shall  be an  independent contractor  and except as  expressly  provided  for herein or  otherwise  expressly  provided  or authorized  shall have no authority  to act for or represent  the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of Adviser.

         F.       The  Sub-adviser  shall  have  no  responsibility  under  this  Agreement  with  respect  to  the management  of assets of the Fund other than the  portion of the Fund's  assets  with  respect to which the Subadviser provides investment advice.

         G.       The Subadviser is prohibited from  consulting  with any other  subadviser of the Fund, if any, or the  subadviser to any other  investment  company (or separate  series of an investment  company)
                  managed by the Adviser concerning the Fund's  transactions in securities or other assets,  except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act.

IV.      Compensation.  For the  services  provided  pursuant  to  this  Agreement,  Subadviser  shall  receive  an investment  management  fee as set  forth in  Schedule  I,  attached  hereto  and  incorporated  herein by reference.  The  management  fee shall be payable  monthly in arrears to  Subadviser on or before the 10th day of the next  succeeding  calendar  month.  Adviser shall provide a worksheet with the monthly  payment showing the Fund's average daily net assets and the  calculation  of  Subadviser's  investment  management fee. If this  Agreement  becomes  effective  or  terminates  before the end of any month,  the  investment management  fee for the period from the  effective  date to the end of such month or from the beginning of such month to the date of  termination,  as the case may be, shall be prorated  according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

V.       Expenses.  During the term of this  Agreement,  Subadviser  will bear all  expenses  incurred by it in the performance  of its  duties  hereunder,  other  than  those  expenses  specifically  assumed  by the Trust hereunder.  The Trust shall assume and shall pay all brokers' and underwriting  commissions  chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

VI.      Duties of Adviser.  Adviser has furnished  Subadviser  with copies of each of the following  documents and will  furnish to  Subadviser  at its  principal  office  all future  amendments  and  supplements  to such documents, if any, as soon as practicable after such documents become available:

                  (1)      The  Declaration of the Trust,  as filed with the State of  Massachusetts,  as in effect on the date hereof and as amended from time to time;

                  (2)      The  by-laws of the Trust as in effect on the date  hereof  and as amended  from time to time ("By-Laws");

                  (3)      Certified   resolutions  of  the  Board  authorizing  the  appointment  of  Adviser  and
                           Subadviser and approving the form of the Advisory Agreement and this Agreement;

                  (4)      The Trust's  Registration  Statement  under the 1940 Act and the Securities Act of 1933, as amended  (the "1933 Act") on Form N-1A,  as filed with the  Securities  and  Exchange
                           Commission  ("SEC")  relating  to the Fund and its  shares  and all  amendments  thereto
                           ("Registration Statement");

                  (5)      The  Notification  of Registration of the Trust under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

                  (6)      The Fund's most  recent  prospectus  (the  "Prospectus")  and  Statement  of  Additional
                           Information ("SAI"); and

                  (7)      Copies of reports made by the Trust to its shareholders.

                  Adviser  shall furnish  Subadviser  with any further  documents,  materials or  information  that
                  Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  During the term of this  Agreement,  Adviser shall furnish to Subadviser at its principal  office all  prospectuses,  SAIs,  proxy  statements,  reports  to  shareholders,  advertisements,  sales literature  or other  material  prepared for  distribution  to  shareholders  of the Trust or the public which refer to the  Subadviser  or its clients in any way, at a  reasonable  time prior to the use thereof,  and Adviser shall not use any such materials if Subadviser  reasonably  objects in writing five (5) business  days (or such other time as may be mutually  agreed)  after receipt thereof.  Adviser shall ensure that  materials  prepared by employees or agents of Adviser or its affiliates  that  refer  to  Subadviser  or its  clients  in any way are  consistent  with  those materials previously approved by Subadviser as referenced in the preceding sentence.

VII.     Fund Transactions.

         A.       Subadviser  agrees that, in executing  portfolio  transactions and selecting  brokers or dealers, if any,  it shall  use its best  efforts  to seek on behalf  of the Fund the best  overall  terms available.  In assessing the best overall terms available for any  transaction,  Subadviser shall consider all factors it deems  relevant,  including the breadth of the market in and the price of the security,  the financial condition and execution  capability of the broker or dealer, and the reasonableness  of the  commission,  if any,  with respect to the specific  transaction  and on a continuing  basis.  In evaluating the best overall terms  available,  and in selecting the broker or  dealer,  if any,  to execute a  particular  transaction,  Subadviser  may also  consider  the brokerage and research  services (as those terms are defined in Section  28(e) of the  Securities
                  Exchange Act of 1934, as amended  ("1934 Act"))  provided to Subadviser  with respect to the Fund and/or other accounts over which  Subadviser  exercises  investment  discretion.  Subadviser may, in its  discretion,  agree to pay a broker or dealer that  furnishes  such  brokerage or research services a higher  commission  than that which might have been  charged by another  broker-dealer for  effecting  the  same  transactions,  if  Subadviser  determines  in  good  faith  that  such commission  is reasonable  in relation to the  brokerage  and research  services  provided by the broker  or  dealer,  viewed  in  terms of  either  that  particular  transaction  or the  overall responsibilities  of Subadviser with respect to the accounts as to which it exercises  investment discretion (as such term is defined under Section  3(a)(35) of the 1934 Act).  Subadviser  shall, upon request  from  Adviser,  provide  such  periodic  and special  reports  describing  any such brokerage and research  services  received and the  incremental  commissions,  net price or other consideration to which they relate.

         B.       In no  instance  will  portfolio  securities  be  purchased  from or sold to  Subadviser,  or any affiliated  person thereof,  except in accordance with the federal  securities laws and the rules and regulations thereunder.

         C.       Subadviser  may buy  securities  for the Fund at the same time it is selling such  securities for another  client  account  and may sell  securities  for the Fund at the  time it is  buying  such securities  for  another  client  account.  In  such  cases,  subject  to  applicable  legal  and regulatory  requirements,  and in  compliance  with  such  procedures  of the  Trust as may be in effect from time to time,  Subadviser  may  effectuate  cross  transactions  between the Fund and such other account if it deems this to be advantageous.

         D.       On  occasions  when  Subadviser  deems  the  purchase  or sale of a  security  to be in the  best interest  of the  Trust  as well as  other  clients  of  Subadviser,  Subadviser,  to the  extent permitted  by  applicable  laws and  regulations,  may,  but  shall be  under no  obligation  to, aggregate the securities to be purchased or sold to attempt to obtain a more  favorable  price or
                  lower  brokerage  commissions  and  efficient  execution.   In  such  event,  allocation  of  the
                  securities so purchased or sold,  as well as the expenses  incurred in the  transaction,  will be made by Subadviser in the manner  Subadviser  considers to be the most  equitable and  consistent with its fiduciary obligations to the Trust and to its other clients.

VIII.    Ownership  of Records.  Subadviser  shall  maintain  all books and records  required to be  maintained  by
         Subadviser pursuant to the 1940 Act and the rules and regulations  promulgated  thereunder with respect to transactions  on behalf of the Fund.  In  compliance  with the  requirements  of Rule 31a-3 under the 1940
         Act,  Subadviser  hereby  agrees (A) that all records that it  maintains  for the Fund are the property of the Trust,  (B) to preserve for the periods  prescribed  by Rule 31a-2 under the 1940 Act any records that it maintains  for the Trust and that are required to be  maintained  by Rule 31a-1 under the 1940 Act, and
         (C) to surrender  promptly to the Trust any records  that it  maintains  for the Trust upon request by the
         Trust; provided, however, Subadviser may retain copies of such records.

IX.      Ownership of Software and Related Material.  All computer programs, magnetic tapes, written procedures and similar items developed and used by Subadviser or any affiliate in performance of this Agreement are the property of Subadviser and will not become the property of the Trust or Adviser.

X.       Reports and Meetings.

         A.       Subadviser  shall furnish to the Board or Adviser,  or both, as  appropriate,  such  information, reports,  evaluations,  analyses  and  opinions  as are  required  by law or that  the  Board  or
                  Adviser,  as appropriate,  may reasonably  require,  including,  without  limitation,  compliance reporting and certifications with respect to:

                  1.       Affiliated Brokerage Transactions
                  2.       Affiliated Underwritings
                  3.       Cross Transactions
                  4.       Prospectus Compliance
                  5.       Code of Ethics
                  6.       Soft Dollar Usage
                  7.       Fair Valuation Determinations

         B.       Subadviser  shall  make  available  in  person  or via  telephone  to the  Board  and to  Adviser personnel  of  Subadviser  as  the  Board  or  Adviser  may  reasonably  request  to  review  the investments  and the  investment  program of the Fund and the  services  provided  by  Subadviser hereunder,  provided that,  the portfolio  manager of the Fund shall not be required to attend in person more than one meeting per calendar year.

XI.      Services to Other Clients.  Nothing  contained in this  Agreement  shall limit or restrict (i) the freedom of  Subadviser,  or  any  affiliated  person  thereof,  to  render  investment  management  and  corporate administrative  services  to other  investment  companies,  to act as  investment  manager  or  investment counselor to other persons,  firms, or  corporations,  or to engage in any other business  activities,  or
         (ii) the right of any director,  officer, or employee of Subadviser,  who may also be a Trustee,  officer, or employee of the Trust,  to engage in any other  business or to devote his or her time and  attention in part to the  management  or other  aspects  of any  other  business,  whether  of a  similar  nature  or a dissimilar nature.

XII.     Subadviser's  Use of the Services of Others.  Subadviser may, at its cost,  employ,  retain,  or otherwise avail  itself of the  services  or  facilities  of other  persons  or  organizations  for the  purpose  of providing  Subadviser  or the Trust or Fund,  as  appropriate,  with such  statistical  and other  factual
         information,   such  advice  regarding  economic  factors  and  trends,   such  advice  as  to  occasional
         transactions in specific  securities,  or such other information,  advice, or assistance as Subadviser may deem necessary,  appropriate,  or convenient for the discharge of its  obligations  hereunder or otherwise helpful  to the  Trust  or  the  Fund,  as  appropriate,  or in  the  discharge  of  Subadviser's  overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XIII.    Confidential  Relationship.  Information furnished by the Trust or by one party to another,  including the
         Trust's or a party's  respective  agents and  employees,  is  confidential  and shall not be  disclosed to third parties  unless upon request of regulatory  authority or as otherwise  required by law.  Subadviser, on behalf of itself and its affiliates and  representatives,  agrees to keep  confidential all records and other information  relating to Adviser or the Trust (as the case may be), except after prior  notification to and  approval  in writing by Adviser  or the Trust (as the case may be),  which  approval  shall not be unreasonably  withheld,  and may not be withheld,  where  Subadviser  or any  affiliate  may be exposed to civil or criminal contempt  proceedings for failure to comply,  when requested to divulge such information by duly constituted authorities, when so requested by Adviser and the Trust.

XIV.     Liability of  Subadviser;  Indemnification.  Neither  Subadviser  nor any of its officers,  directors,  or employees ("Related  Persons"),  nor any person performing  executive,  administrative,  trading, or other functions  for the  Trust,  the  Fund (at the  direction  or  request  of  Subadviser)  or  Subadviser  in connection with Subadviser's  discharge of its obligations  undertaken or reasonably  assumed with respect to this  Agreement  shall be  liable  for (i) any  error of  judgment  or  mistake  of law or for any loss suffered  by the Trust or Fund or (ii) any error of fact or  mistake  of law  contained  in any  report or data provided by Subadviser,  except for any error,  mistake or loss  resulting from willful  misfeasance, bad faith,  or gross  negligence in the  performance by Subadviser or such Related Person of  Subadviser's duties on behalf  of the  Trust or Fund or from  reckless  disregard  by  Subadviser  or any such  Related
         Person  of the  duties  of  Subadviser  pursuant  to this  Agreement  (each of which is  referred  to as a
         "Culpable Act").

         Notwithstanding  the foregoing,  any stated limitations on liability shall not relieve Subadviser from any responsibility or liability Subadviser may have under state or federal statutes.

         Subadviser  shall  indemnify  Adviser and its Related  Persons and hold them harmless from and against any and all losses,  damages,  costs,  charges,  reasonable counsel fees,  payments,  expenses and liabilities
         (collectively,  "Damages")  arising directly or indirectly out of or in connection with the performance of services  by  Subadviser  or its  Related  Persons  hereunder  to the extent  such  Damages  result from a
         Culpable Act of Subadviser or its Related Persons.

         Adviser shall indemnify  Subadviser and its Related Persons from and against any Damages arising  directly or indirectly out of or in connection  with the  performance of services by Adviser or its Related Persons under this Agreement or the Advisory  Agreement,  in each case, to the extent such Damages result from any willful  misfeasance,  bad faith,  gross negligence or reckless  disregard of its duties by Adviser or any of its Related Persons.

XV.      Representations of Subadviser.  Subadviser represents, warrants, and agrees as follows:

         A.       Subadviser  (i) is registered as an  investment  adviser under  Advisers Act and will continue to be so registered for so long as this Agreement  remains in effect;  (ii) is not prohibited by the
                  1940 Act or the Advisers Act from performing the services  contemplated by this Agreement;  (iii)
                  has met, and will  continue to meet for so long as this  Agreement  remains in effect,  any other applicable  federal or state  requirements,  or the applicable  requirements of any regulatory or industry  self-regulatory  agency,  necessary  to  be  met  in  order  to  perform  the  services contemplated  by this  Agreement;  (iv) has the  authority to enter into and perform the services contemplated  by this  Agreement;  and (v) will  immediately  notify Adviser of the occurrence of any  event  that  would  disqualify  Subadviser  from  serving  as an  investment  adviser  of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

         B.       Subadviser  has  adopted a written  code of ethics (the  "Subadviser  Code")  complying  with the requirements  of Rule 17j-1 under the 1940 Act,  as may be amended  from time to time,  and,  has provided the Adviser and the Trust with a copy of the  Subadviser  Code,  together  with evidence of its adoption.  The Subadviser  certifies that it has adopted procedures  reasonably  necessary to prevent  "access  persons" as defined in Rule 17j-1  ("Access  Persons")  from  violating  the
                  Subadviser  Code.  On a quarterly  basis,  Subadviser  will  either:  (i) certify to Adviser that
                  Subadviser  and its Access Persons have complied with  Subadviser  Code with respect to the Fund, or (ii)  identify  any  material  violations  of the  Subadviser  Code which have  occurred  with respect to the Fund. In addition,  Subadviser  will furnish at least  annually to Adviser and the
                  Board a written  report that (a) describes any issues  arising  under the  Subadviser  Code since the last  report  to the  Board,  including,  but not  limited  to,  information  about  material violations of the Subadviser  Code with respect to the Fund and sanctions  imposed in response to the material  violations and (b) certifies that the Subadviser has adopted procedures  reasonably necessary to prevent Access Persons from violating the Subadviser Code.

         C.       Subadviser  has  provided  Adviser  and the  Trust  with a copy of its Form ADV as most  recently filed  with the SEC and,  if not so filed,  then its most  recent  Part 2 of Form ADV,  and will, promptly  after  filing any  amendment  to its Form ADV with the SEC,  and, if not so filed,  any amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser.

XVI.     Representation of Adviser.  Adviser  represents,  warrants and agrees that Adviser (i) is registered as an investment  adviser  under  Advisers  Act  and  will  continue  to be so  registered  for so  long as this
         Agreement  remains in effect;  (ii) is not prohibited by the 1940 Act or the Advisers Act from  performing the services  contemplated  by this  Agreement;  (iii) has met,  and will  continue to meet for so long as this Agreement remains in effect,  any other applicable federal or state  requirements,  or the applicable requirements  of any  regulatory  or  industry  self-regulatory  agency,  necessary  to be met in order to perform the services  contemplated  by this  Agreement;  (iv) has the  authority to enter into and perform the services  contemplated by this Agreement;  and (v) will  immediately  notify Adviser of the occurrence of any event that would  disqualify  Subadviser  from serving as an  investment  adviser of an  investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

XVII.    Compliance  with  Applicable  Regulations.  In performing its duties  hereunder,  Subadviser  shall act in conformity  at all times with all  applicable  provisions  of the 1940 Act and the  Advisers  Act, and any rules and regulations  adopted  thereunder;  Subchapter M of the Code; the provisions of the  Registration
         Statement;  the provisions of the  Declaration  of Trust and the By-Laws of the Trust,  as the same may be amended from time to time; and any other applicable provisions of state or federal law.

XVIII.   Term of Agreement.  This  Agreement  shall become  effective  with respect to the AAL Small Cap Value Fund on the Effective Date and, with respect to any  additional  Fund, on the date of receipt by the Adviser of notice from the  Subadviser in accordance  with Section II hereof that the  Subscriber is willing to serve as Subadviser  with respect to such Fund.  Unless sooner  terminated as provided  herein,  this  Agreement shall  continue in effect for two years from the  Effective  Date with  respect to the AAL Small Cap Value
         Fund and,  with  respect to each  additional  Fund,  for two years  from the date on which this  Agreement becomes  effective with respect to such Fund.  Thereafter,  this  Agreement  shall continue in effect from year to year,  with respect to the Fund,  subject to the  termination  provisions  and all other terms and conditions hereof, so long as (a) such continuation  shall be specifically  approved at least annually (i)
         by either the Board,  or by vote of a majority of the outstanding  voting  securities of the Fund; (ii) in either  event,  by the  vote,  cast in  person  at a  meeting  called  for the  purpose  of voting on such approval,  of a majority of the Trustees of the Trust who are not interested  persons of any party to this
         Agreement,  cast in  person at a meeting  called  for the  purpose  of  voting on such  approval;  and (b)
         Subadviser  shall not have  notified the Trust,  in writing,  at least 60 days prior to such approval that it does not desire such  continuation.  Subadviser shall furnish to the Trust,  promptly upon its request, such  information  as may  reasonably  be  necessary  to  evaluate  the  terms  of this  Agreement  or any extension, renewal, or amendment hereof.

XIX.     Termination of Agreement.  Notwithstanding  the  foregoing,  this Agreement may be terminated at any time, without the  payment of any  penalty,  by vote of the Board or by a vote of a majority of the  outstanding voting  securities of the Fund on at least 60 days' prior written  notice to  Subadviser.  This  Agreement may also be terminated by Adviser:  (i) on at least 60 days' prior written notice to  Subadviser,  without the payment of any penalty;  (ii) upon material  breach by Subadviser  of any of the  representations  and warranties  set forth in Paragraph 11 of this  Agreement,  if such breach shall not have been cured within a 20-day  period after notice of such  breach;  or (iii) if  Subadviser  becomes  unable to discharge  its duties and  obligations  under this  Agreement.  Subadviser  may  terminate  this  Agreement  at any time, without the payment of any penalty,  on at least 60 days' prior notice to Adviser.  This  Agreement  shall terminate  automatically in the event of its assignment,  as such term is defined in the 1940 Act, or upon termination of the Advisory Agreement.  Any approval,  amendment,  or termination of this Agreement by the holders  of a majority  of the  outstanding  voting  securities  (as  defined in the 1940 Act) of any Fund shall be  effective  to  continue,  amend or  terminate  this  Agreement  with  respect  to any such  Fund notwithstanding  (i)  that  such  action  has not  been  approved  by the  holders  of a  majority  of the outstanding  voting  securities of any other Fund affected  thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the  outstanding  voting  securities of the Trust,  unless such action shall be required by any applicable law or otherwise.

XX.      Amendments,  Waivers, etc. Provisions of this Agreement may be changed,  waived,  discharged or terminated only by an instrument in writing  signed by the party against  which  enforcement  of the change,  waiver, discharge or termination  is sought.  This  Agreement  (including  any exhibits  hereto) may be amended at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XXI.     Notification.  Subadviser  will  notify  Adviser  promptly  of any  change  in the  portfolio  manager  of
         Subadviser  with primary  responsibility  for making  investment  decisions in relation to the Fund or who have been authorized to give instructions to Custodian.

XXII.    Miscellaneous.

         A.       Governing  Law. This  Agreement  shall be construed in  accordance  with the laws of the State of
                  Minnesota  without  giving effect to the conflicts of laws  principles  thereof and the 1940 Act.
                  To the extent that the  applicable  laws of the State of Minnesota  conflict with the  applicable provisions of the 1940 Act, the latter shall control.

         B.       Insurance.  Subadviser  agrees  to  maintain  errors  and  omissions  or  professional  liability insurance  coverage  in an  amount  that is  reasonable  in  light  of the  nature  and  scope of
                  Subadviser's business activities.

         C.       Captions.  The captions  contained in this  Agreement are included for  convenience  of reference only and in no way define or delimit  any of the  provisions  hereof or  otherwise  affect  their construction or effect.

         D.       Entire  Agreement.  This  Agreement  represents  the entire  agreement and  understanding  of the parties  hereto and shall  supersede  any prior  agreements  between the parties  relating to the subject  matter  hereof,  and all such  prior  agreements  shall be  deemed  terminated  upon the effectiveness of this Agreement.

         E.       Interpretation.  Nothing  herein  contained  shall be  deemed  to  require  the Trust to take any action  contrary  to its  Declaration  of  Trust  or  By-Laws,  or any  applicable  statutory  or regulatory  requirement to which it is subject or by which it is bound,  or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

         F.       Definitions.  Any question of  interpretation  of any term or provision of this Agreement  having a  counterpart  in or  otherwise  derived  from a term or  provision  of the  1940  Act  shall be resolved by reference to such term or provision of the 1940 Act and to  interpretations  thereof, if any, by the United  States courts or, in the absence of any  controlling  decision of any such court,  by rules,  regulations,  or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement,  the terms "majority of the outstanding voting  securities,"  "affiliated
                  person,"  "interested  person,"   "assignment,"  broker,"  "investment  adviser,"  "net  assets,"
                  "sale,"  "sell," and  "security"  shall have the same meaning as such terms have in the 1940 Act, subject  to such  exemption  as may be  granted  by the SEC by any  rule,  regulation,  or order.
                  Where the effect of a requirement  of the federal  securities  laws reflected in any provision of this Agreement is made less  restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such  provision  shall be deemed to  incorporate  the effect of such rule, regulation, or order.

         G.       Notice.  Notice  under the  Agreement  shall be in writing,  addressed  and  delivered or sent by registered or certified  mail,  postage  prepaid,  to the addressed party at such address as such party may  designate for the receipt of such notices.  Until  further  notice,  it is agreed that for this purpose the address of Adviser is Thrivent  Financial for  Lutherans,  625 Fourth Avenue
                  South,  Minneapolis,  Minnesota  55415,  Attention:  Investment  Operations MS 1010,  and that of
                  Subadviser is T. Rowe Price Associates,  Inc., 100 East Pratt Street, Baltimore,  Maryland 21202,
                  Attention: General Counsel.

         H.       Counterparts.  This  Agreement  may be  entered  into  in  counterparts,  each of  which  when so executed and  delivered  shall be deemed to be an original,  and together  shall  constitute  one document.

IN WITNESS  WHEREOF,  the  parties  hereto  have caused  this  instrument  to be executed by their duly  authorized signatories as of the date and year first above written.

                                                     THRIVENT INVESTMENT MANAGEMENT, INC.

Attest: /s/ John C. Bjork                            By:      /s/ Frederick P. Johnson
Name:   John C. Bjork                                Name:    Frederick P. Johnson
                                                     Title:   Vice President

                                                     THE AAL MUTUAL FUNDS

Attest: /s/ John C. Bjork                            By:      /s/ Frederick P. Johnson
Name:   John C. Bjork                                Name:    Frederick P. Johnson
                                                     Title:   Vice President

                                                     T. ROWE PRICE ASSOCIATES, INC.

Attest: /s/ John C. Bjork                            By:      /s/ Darrell N. Braman
Name:   John C. Bjork                                Name:    Darrell N. Braman
                                                     Title:   Vice President

                                         INVESTMENT SUBADVISORY AGREEMENT

                                                   By and Among

                                        Thrivent Investment Management Inc.
                                                        and
                                               The AAL Mutual Trusts
                                                        and
                                          T. Rowe Price Associates, Inc.

                                                    Schedule I

                                             Dated as of June 1, 2004

                                                 Subadvisory Fees

                                             AAL Small Cap Value Fund
                               (to be renamed Thrivent Partner Small Cap Value Fund)

                                         0.60% of average daily net assets